Exhibit 10.2

Execution Copy

SHARE ISSUANCE AGREEMENT

THIS SHARE ISSUANCE AGREEMENT (this “Agreement”), is made as of August 19, 2020, by and between Yuhan Corporation (the “Yuhan”), and Processa Pharmaceuticals, Inc., a Delaware corporation (the “Company”).

WHEREAS, concurrently with the entering into of this Agreement, the Company and Yuhan are entering into that certain License Agreement (the “License Agreement”);

WHEREAS, pursuant to the terms and subject to the conditions set forth in this Agreement and the License Agreement, the Company desires to issue to Yuhan, and Yuhan desires to acquire from the Company, at the Closing (as defined below) 250,000 shares (the “Initial Shares”) of the Company’s common stock (“Common Stock”) as the Upfront Fee (as defined in the License Agreement);

WHEREAS, pursuant to the terms and subject to the conditions set forth in this Agreement and the License Agreement, the Company will issue to Yuhan, and Yuhan will acquire from the Company, the Milestone Shares (as defined below) and the Additional Shares (as defined below);

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual representations, warranties, promises and obligations in the License Agreement and the following mutual representations, warranties, promises and obligations, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Yuhan and the Company agree as follows:

1.       Definitions.

1.1       Defined Terms. When used in this Agreement, the following terms shall have the respective meanings specified therefor below:

“Affiliate” has the meaning set forth in the License Agreement.

“Agreement” means as set forth in the Preamble, including all exhibits, schedules and appendices attached hereto.

“Beneficially Own” or “Beneficially Owned”, and words of similar import have the meaning assigned to such terms pursuant to Rule 13d-3 under the Exchange Act.

“Business Day” has the meaning set forth in the License Agreement.

“Common Stock Equivalents” means any options, warrants or other securities or rights convertible into or exercisable or exchangeable for, whether directly or following conversion into or exercise or exchange for other options, warrants or other securities or rights, shares of Common Stock.

“Contract” means, with respect to any Person, any written or oral contracts, agreements, deeds, mortgages, indentures, bonds, loans, leases, subleases, licenses, sublicense, statements of work, instruments, notes, commitments, commissions, undertakings, arrangements and understandings to which such Person is a party or by which any of its properties or assets are subject.

“Development Milestone Payments” has the meaning set forth in the License Agreement.

“Disposition” or “Dispose of” means (a) pledge, sale, contract to sell, sale of any option or Contract to purchase, purchase of any option or Contract to sell, grant of any option, right or warrant for the sale of, or other disposition of or transfer of any shares of Common Stock, or any Common Stock Equivalents, including, without limitation, any “short sale” or similar arrangement, or (b) swap, hedge, derivative instrument or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of Common Stock, whether any such swap or transaction is to be settled by delivery of securities, in cash or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” has the meaning set forth in the License Agreement.

“IPO Price” means the price per share at which the Company sells its Common Stock in the Planned Public Offering to the public.

“Last Round Purchase Price” means the lowest price per share at which the Company sold its capital stock in any transaction(s) conducted with the principal purpose of raising capital that occurs after the date of this Agreement, pursuant to which the Company issues and sells shares of its capital stock for immediate cash proceeds. For avoidance of doubt, the Last Round Purchase Price shall not include shares issued pursuant to an equity compensation plan or in connection with a license or other transaction with a third party.

“Law” or “Laws” has the meaning set forth in the License Agreement.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company.

“Material Contract” means all Contracts that are required to be filed as exhibits by the Company with the SEC pursuant to Items 601(b)(4) and 601(b)(10) of Regulation S-K promulgated by the SEC.

“Milestone Shares” has the meaning set forth in the License Agreement.

“Organizational Documents” means (a) the Amended and Restated Certificate of Incorporation of the Company, as amended and restated from time to time and as in effect as of the date of this Agreement, and (b) the Bylaws of the Company as in effect as of the date of this Agreement.

“Party” means either Yuhan or Processa; “Parties” means both Yuhan and Processa.

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“Permitted Transferee” means an Affiliate of Yuhan; provided, however, that no such Person shall be deemed a Permitted Transferee for any purpose under this Agreement unless: (a) the Permitted Transferee, prior to or simultaneously with any Disposition, shall have agreed in writing to be subject to and bound by all restrictions and obligations set forth in this Agreement as though it were Yuhan hereunder, and (b) Yuhan acknowledges that it continues to be bound by all restrictions and obligations set forth in this Agreement.

“Person” has the meaning set forth in the License Agreement.

“Planned Public Offering” has the meaning set forth in the License Agreement.

“Prospectus” means the prospectus (including any preliminary, final or summary prospectus) included in any Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus.

“Register,” “Registered” and “Registration” means a registration effected by preparing and filing (a) a Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Registration Statement, or (b) a Prospectus and/or Prospectus supplement in respect of an appropriate effective Registration Statement.

“Registrable Securities” means the Shares; provided, that any Shares will cease to be Registrable Securities when such Shares (without regard to any other shares owned) (A) have been sold or otherwise Disposed of or (B) may be sold under Rule 144 without regard to volume restrictions.

“Registration Statement” means a registration statement of the Company that covers the resale of any Registrable Securities pursuant to the provisions of Appendix 1 filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, financial information and all other material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act.

“Second Adjustment Target Share Amount” means a number of shares of Common Stock equal to the quotient of $2,000,000 divided by the lowest of (a) the VWAP Purchase Price, (b) the price per share at which Common Stock is sold in the Late Public Offering, and (c) the Last Round Purchase Price (if the Company executed a capital raising transaction in addition to the Late Public Offering), of the period after January 31, 2021 until the Late Public Offering.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the Initial Shares, the Additional Shares, and all Milestone Shares.

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“Shelf Registration Statement” means a “shelf” registration statement of the Company that covers all Registrable Securities (when and if issued, but not prior to such issuance) on Form S-3 and under Rule 415 under the Securities Act or, if the Company is not then eligible to file on Form S-3, on another eligible form under the Securities Act, such as Form S-1, or any successor rule that may be adopted by the SEC, including without limitation any such registration statement filed pursuant to Appendix 1 and all amendments and supplements to such “shelf” registration statement, including, post-effective amendments, in each case, including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Subsidiary” means any corporation, association trust, limited liability company, partnership, joint venture or other business association or entity (a) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company or (b) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

“Target Share Amount” means (i) if the Planned Public Offering has been consummated, a number of shares of Common Stock equal to the quotient of $2,000,000 divided by the IPO Price; provided, however, that the Target Share Amount shall be no less than 181,818 and (ii) if the Planned Public Offering has not been consummated, a number of shares of Common Stock equal to the quotient of $2,000,000 divided by the lowest of (a) the VWAP Purchase Price, (b) the Last Round Purchase Price as of January 31, 2021 (if the Company has executed a capital raising transaction), and (c) $8.00.

“Tax” or “Taxes” shall mean all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value-added, and other taxes imposed by a Governmental Authority, together with all interest, penalties and additions to tax imposed with respect thereto.

“Third Party” means any Person other than Yuhan, the Company, or any Affiliate of Yuhan or the Company.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the NYSE MKT, or, prior to consummation of the Planned Public Offering, the OTCQB® Market.

“Transactions” means the issuance of the Shares by the Company, and the acquisition of the Shares by Yuhan, in accordance with the terms hereof, and any other transactions contemplated by this Agreement and the License Agreement.

“Transaction Agreements” means this Agreement and the License Agreement.

“Underwriter” means, with respect any Underwritten Offering, a securities dealer(s) who purchases any Registrable Securities as a principal in connection with a distribution of such Registrable Securities.

“Underwritten Offering” means a public offering of securities Registered under the Securities Act in which an Underwriter participates in the distribution of such securities, including on a firm commitment basis for reoffer and resale to the public, including any such offering that is a “bought deal” or a block trade.

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“VWAP Purchase Price” means the volume-weighted average price of a share of Common Stock (weighted by the total daily trading volume for that day, as quoted on the electronic financial news service of Bloomberg L.P. or, if such quote is not then available, then on the electronic financial news service of Thomson Reuters) on the Trading Market over the most recent 45 days in which at least one share of Common Stock was traded.

2.       Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement and the License Agreement, at the Closing, the Company shall issue to Yuhan and Yuhan shall acquire from the Company the Initial Shares.

3.       Closing Date; Deliveries.

3.1       Closing Date. The closing of the acquisition and issuance of the Initial Shares hereunder (the “Closing”) shall be held by electronic exchange of signature pages on the date within ten (10) Business Days following the effective date of the License Agreement or at such other time and date as the Parties may mutually agree in writing. The date the Closing occurs is hereinafter referred to as the “Closing Date.”

3.2       Deliveries. At the Closing, the Company shall deliver or cause to be delivered to Yuhan the Initial Shares in certificated form or maintained in restricted book-entry form at the Company’s transfer agent (at Yuhan’s cost). At any time Additional Shares or Milestone Shares are to be delivered pursuant to this Agreement, the Company shall deliver or cause to be delivered to Yuhan such Shares certificated form or maintained in restricted book-entry form at the Company’s transfer agent (at Yuhan’s cost).

4.       Adjustments.

4.1       Forfeiture of Initial Shares. In the event the Company consummates the Planned Public Offering at an IPO Price greater than $8.00, a number of Initial Shares equal to 250,000 minus the Target Share Amount shall be automatically forfeited. In the event of such forfeiture, Yuhan agrees to work in good faith with the Company to take any actions reasonably necessary to effect and document such forfeiture.

4.2       Issuance of Additional Shares on or before January 31, 2021. In the event the Company consummates the Planned Public Offering at an IPO Price less than $8.00, or if the Company does not consummate the Planned Public Offering on or before January 31, 2021, the Company shall, for no additional consideration, immediately issue a number of shares of Common Stock to Yuhan equal to the Target Share Amount minus 250,000.

4.3       Issuance of Additional Shares after January 31, 2021. In the event the Company does not consummate the Planned Public Offering on or before January 31, 2021, but consummates a capital raise for the up-list to Nasdaq or the NYSE pursuant to the sale of shares pursuant to the Form S-1 registration statement (the “Late Public Offering”) after January 31, 2021, the Company shall, for no additional consideration, immediately issue a number of shares of Common Stock to Yuhan equal to the Second Adjustment Target Share Amount minus the number of shares issued pursuant to Section 4.2 (if any) minus 250,000 (any shares of Common Stock issued pursuant to Section 4.2 or this Section 4.3, the “Additional Shares”).

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5.       Milestone Shares. The Company shall issue Milestone Shares to Yuhan on each date that a Development Milestone Payment is due pursuant to the License Agreement. If the Planned Public Offering has been consummated, the number of Milestone Shares shall be equal to the dollar amount set forth in the License Agreement applicable to the Development Milestone achieved divided by the VWAP Purchase Price as calculated on the date the Development Milestone Payment is due. If the Planned Public Offering has not been consummated, the number of Milestone Shares shall be equal to the dollar amount set forth in the License Agreement applicable to the Development Milestone achieved divided by the lesser of (i) the VWAP Purchase Price as calculated on the date the Development Milestone Payment is due and (ii) the Last Round Purchase Price (if applicable) as of the date the Development Milestone Payment is due.

6.       Representations and Warranties of the Company. The Company hereby represents and warrants to Yuhan that the following representations are true and complete as of the date hereof and as of the Closing, except as otherwise indicated herein or in a SEC Report (as defined below):

6.1       Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to enter into this Agreement, to issue the Shares and to perform its obligations under and to carry out the Transactions contemplated by this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except whether the failure to so qualify or be in good standing would not, individually or in the aggregate, constitute a Material Adverse Effect. The Company is not in violation of, in conflict with, or in default under its Organizational Documents in any material respect. True and correct copies of the Organizational Documents, as in effect on the date of this Agreement, are attached as exhibits to the Company’s SEC Reports.

6.2       Authorization.

(a)       All requisite corporate action on the part of the Company required by applicable Law for the authorization, execution and delivery by the Company of this Agreement and the performance of all obligations of the Company hereunder and thereunder, including the authorization, issuance and delivery of the Shares, has been taken.

(b)       This Agreement has been duly executed and delivered by the Company, and upon the due execution and delivery of this Agreement by Yuhan, it will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except as limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other Laws of general application relating to or affecting enforcement of creditors’ rights generally; and (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies (the exceptions set forth in (i) and (ii), the “Enforceability Exceptions”).

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(c)       On or prior to the date hereof, the Board of Directors of the Company has duly adopted resolutions, among other things, authorizing and approving each of the Transaction Agreements and the Transactions.

6.3       No Conflicts. Except as set forth in a written notice provided by the Company to Yuhan prior to the execution of this Agreement and referencing this Section 6.3, the execution, delivery and performance of this Agreement, and compliance with the provisions hereof, and the issuance of the Shares by the Company do not and shall not: (a) subject to receipt of the Required Approvals, violate any provision of applicable Law or any ruling, writ, injunction, order, permit, judgment or decree of any Governmental Authority to which the Company is subject, (b) result in any encumbrance upon any of the Shares, other than restrictions on resale pursuant to securities laws or as set forth in this Agreement, (c) result in a default, modification, acceleration of payment or termination under, give any Person a right of termination or cancellation under, result in the loss of a benefit or imposition of any obligation under, any Material Contract, or (d) violate or conflict with any of the provisions of the Organizational Documents, except, in the case of subsections (a) and (c) as would not, individually or in the aggregate, constitute a Material Adverse Effect.

6.4       No Approval. No consent, approval, authorization or other order of, or filing with, or notice to, any Governmental Authority is required to be obtained or made by the Company or any of its Subsidiaries in connection with the authorization, execution and delivery by the Company of this Agreement or with the authorization, issuance and sale by the Company of the Shares, or the consummation of the Transactions, except (a) such filings as may be required to be made with the Securities and Exchange Commission (the “SEC”) and with any state blue sky or securities regulatory authority, which filings shall be made in a timely manner in accordance with all applicable Laws; and (b) those that have been made or obtained prior to the date of this Agreement (the items referred to in clauses (a) and (b), the “Required Approvals”).

6.5       Valid Issuance of Shares. When issued, sold and delivered in accordance with the terms hereof, the Shares will be duly authorized, validly issued, fully paid and nonassessable, free from any liens, encumbrances or restrictions on transfer, including preemptive rights, rights of first refusal, purchase option, call option, subscription right or other similar rights, other than as arising pursuant to this Agreement, as a result of any action by Yuhan or under federal or state securities Laws. Assuming the accuracy of the representations and warranties of Yuhan in this Agreement and subject to the Required Approvals, the Shares will be issued in compliance with all applicable federal and state securities Laws.

6.6       Company SEC Reports.

(a)       The Company has filed or furnished, as applicable, all reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date of this Agreement and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, collectively, the “Company SEC Reports”), each of which complied at the time of filing in all material respects with all applicable requirements of the Securities Act and the Exchange Act, as applicable, in each case as in effect on the dates such forms reports and documents were filed. As of its respective date, and if amended, as of the date of the last such amendment, no Company SEC Report, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All Material Contracts to which the Company or any Subsidiary is a party, or to which the property or assets of the Company or any Subsidiary are subject, that are required to be included as part of or specifically identified in the Company SEC Reports, are so included or specifically identified. True and complete copies of the Company SEC Reports are available for public access via the SEC’s EDGAR system (excluding schedules, exhibits and any redacted information).

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(b)       As of their respective dates, the consolidated financial statements included or incorporated in the Company SEC Reports (the “Financial Statements”), and the related notes, complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Financial Statements and the related notes have been prepared, in all material respects, in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Quarterly Reports on Form 10-Q) and fairly present in all material respects the consolidated financial position and the results of the operations of the Company and its Subsidiaries, retained earnings (loss), and cash flows, as the case may be, for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

(c)       Except as noted in the SEC Reports, the Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) that (i) are designed to ensure that material information relating to the Company, including each consolidated Subsidiary, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; and (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter.

7.       Representations and Warranties of Yuhan. Yuhan hereby represents and warrants to the Company as of the date hereof as follows:

7.1       Organization. Yuhan is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Korea. Yuhan has all requisite power and authority to enter into this Agreement, to purchase the Shares and to perform its obligations under and to carry out the Transactions.

7.2       Authorization. All requisite corporate action on the part of Yuhan, required by applicable Law for the authorization, execution and delivery by Yuhan of this Agreement and the performance of all of its obligations hereunder, including the acquisition of the Shares, has been taken. This Agreement has been duly executed and delivered by Yuhan, and upon the due execution and delivery thereof by the Company, will constitute valid and legally binding obligations of Yuhan, enforceable against Yuhan in accordance with its terms, except as limited by the Enforceability Exceptions.

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7.3       No Conflicts. The execution, delivery and performance of this Agreement and compliance with the provisions thereof, by Yuhan do not and shall not: (a) violate any provision of applicable Law or any ruling, writ, injunction, order, permit, judgment or decree of any Governmental Authority, or (b) violate or conflict with any of the provisions of Yuhan’s organizational documents (including any articles or memoranda of organization or association, charter, by-laws or similar documents), except as would not materially impair or affect in a material adverse manner the ability of Yuhan to consummate the Transactions and perform its obligations under this Agreement.

7.4       No Approval. No consent, approval, authorization or other order of any Governmental Authority is required to be obtained by Yuhan in connection with the authorization, execution and delivery of any of this Agreement or with the subscription for and purchase of the Shares.

7.5       Acquisition Entirely for Own Account. The Shares shall be acquired for investment for Yuhan’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and as of the date hereof, Yuhan has no present intention of selling, granting any participation or otherwise distributing the Shares. Yuhan, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Yuhan is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

7.6       Purchaser Status. Yuhan is as of the date hereof, and as of the date any Shares are issued under this Agreement will be, an “accredited investor” as defined in Rule 501 under the Securities Act.

7.7       Access to Information. Yuhan acknowledges that it has had the opportunity to review the Transaction Agreements and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

7.8       Restricted Securities. Yuhan understands that the Shares, when issued, will be “restricted securities” under the federal securities Laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such Laws the Shares may be resold without registration under the Securities Act only in certain limited circumstances. Yuhan represents that it is familiar with Rule 144.

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7.9       Legends. In addition to any other legend required by Law, the book-entry or certificated form of the Shares shall bear any legend required by the “blue sky” laws of any state and a restrictive legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

7.10       Acquiring Person. As of the date of this Agreement and immediately prior to the Closing, neither Yuhan nor any of its controlled Affiliates (excluding directors and officers of Yuhan who may hold securities of the Company for their personal account) Beneficially Owns, or will Beneficially Own any securities of the Company.

7.11       No General Solicitation. Yuhan is not acquiring the Shares as a result of (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet, in each case, relating to the Company, or (ii) any seminar or meeting whose attendees, including Yuhan, have been invited by any general solicitation or general advertising related to the Company.

8.       Covenants.

8.1       Commercially Reasonable Best Efforts. Subject to the terms and conditions set forth in this Agreement, each Party hereto shall use its commercially reasonable best efforts to do or cause to be done all things necessary or appropriate to satisfy the conditions to the Closing and to consummate the Transactions as promptly as practicable. Without limiting the generality of the foregoing, unless the License Agreement is earlier terminated by either Party in accordance with its terms, the Company and Yuhan shall use their respective commercially reasonable best efforts to cause the Closing to occur. Each of the Company and Yuhan shall not, and shall not permit any of their respective Affiliates to, take any action that would, or that would reasonably be expected to, result in any of the conditions set forth in Section 9 or Section 10 not being satisfied.

8.2       Registration Rights. The Company hereby provides Yuhan with the registration rights set forth on Appendix 1 attached hereto, which is hereby incorporated in and made a part of this Agreement as if set forth in full herein.

8.3       Participation Rights. The Company shall, in connection with the Planned Public Offering, reserve and offer (and cause the Underwriters to reserve and offer) to Yuhan or an Affiliate designated by Yuhan, at least a number of shares of Common Stock having a value at the IPO Price of at least $3,000,000.

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8.4       Facilitation of Sales Pursuant to Rule 144. For as long as Yuhan or its Affiliates Beneficially Owns any Shares, to the extent it shall be required to do so under the Exchange Act, the Company shall use commercially reasonable efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall use commercially reasonable efforts to take such further necessary action as Yuhan may reasonably request in connection with the removal of any restrictive legend on the Shares being sold at Yuhan’s cost, all to the extent required from time to time to enable such holder to sell the Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Notwithstanding the foregoing, the Company shall not have any obligations pursuant to this section during any time when a Registration Statement covering the Shares is effective.

9.       Conditions to the Company’s Obligations. The obligations of the Company under Section 2 hereof are subject to the fulfillment prior to or on the Closing Date (and with respect to Section 9.1, as of each date the Company is required to issue Shares to Yuhan under this Agreement) of all of the following conditions, any of which may be waived in whole or in part by the Company.

9.1       Representations and Warranties. The representations and warranties of Yuhan contained in this Agreement and in any certificate, if any, or other writing, if any, delivered by Yuhan pursuant hereto shall be true and correct in all material respects on and as of the Closing Date, and as of each date the Company is required to issue Shares under this Agreement, except those representations and warranties qualified by materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects, with the same effect as though such representations and warranties had been made on and as of the Closing Date or a Share issuance date, as applicable (except to the extent expressly made as of an earlier date, in which case as of such earlier date).

9.2       Performance. Yuhan shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with it on or before the Closing.

9.3       License Agreement. Each of the Company and Yuhan shall have executed and delivered the License Agreement, and the License Agreement shall not have been terminated and shall be effective in accordance with its terms.

10.       Conditions to Yuhan’s Obligations. The obligations of Yuhan under Section 2 hereof are subject to the fulfillment prior to or on the Closing Date of all of the following conditions, any of which may be waived in whole or in part by Yuhan.

10.1       Representations and Warranties. The representations and warranties of the Company contained in this Agreement and in any certificate, if any, or other writing, if any, delivered by the Company pursuant hereto shall be true and correct in all material respects on and as of the Closing Date, except those representations and warranties qualified by materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects, with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date).

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10.2       Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with it on or before the Closing.

10.3       License Agreement. Each of the Company and Yuhan shall have executed and delivered the License Agreement, and the License Agreement shall not have been terminated and shall be effective in accordance with its terms.

10.4       No Stockholder Approval Required. No approval on the part of the stockholders of the Company shall be required in connection with the execution and delivery by the Company of this Agreement and the consummation of the Transactions.

10.5       Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals, if any, required to be obtained prior to the Closing under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement or the other Transaction Agreements, including, without limitation, the offer and sale of the Shares.

10.6       Absence of Litigation. No proceeding challenging the Transaction Agreements or the Transactions, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted by any Governmental Authority.

11.       Survival. The representations and warranties contained in this Agreement shall survive the Closing of the Transactions until the date that is two years following the date of this Agreement. The covenants and agreements contained in this Agreement shall survive Closing of the Transactions. The rights and remedies that may be exercised by Yuhan shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, Yuhan or its representatives.

12.       Miscellaneous.

12.1       Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the state of New York, without regard to its conflicts of laws rules. Each Party (a) irrevocably submits to the exclusive jurisdiction in the state court sitting in New York (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement, and (b) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Either Party may serve any process required by such Courts by way of notice under this Agreement. Notwithstanding anything to the contrary in this Section 12.1, each Party shall have the right to institute judicial proceedings against the other Party or anyone acting by, through, or under such other Party, in any court of competent jurisdiction, in order to enforce the instituting Party’s rights hereunder through reformation of contract, specific performance, injunction, or similar equitable relief.

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12.2       No Waiver, Modifications. It is agreed that no waiver by a Party hereto of any breach or default of any of the covenants or agreements set forth herein shall be deemed a waiver as to any subsequent or similar breach or default. The failure of either Party to insist on the performance of any obligation hereunder shall not be deemed a waiver of any such obligation. No amendment, modification, waiver, release or discharge to this Agreement shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

12.3       Notices. All notices, instructions and other communications hereunder or in connection herewith shall be in writing, shall be sent to the address specified in this Section 12.3 and shall be: (a) delivered personally; (b) sent by registered or certified mail, return receipt requested, postage prepaid; (c) sent via a reputable nationwide overnight courier service; or (d) sent by facsimile or other electronic transmission. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt if delivered by hand, three (3) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, one (1) Business Day after it is sent via a reputable nationwide overnight courier service, or when transmitted with confirmation of receipt, if transmitted by facsimile or other electronic transmission (if such transmission is on a Business Day; otherwise, on the next Business Day following such transmission).

Notices to the Company shall be addressed to:

Processa Pharmaceuticals, Inc.

7380 Coca Cola Drive, Suite 106

Hanover, MD 21076

Attn: Wendy Guy, Chief Administrative Officer

Email: wguy@processapharmaceuticals.com

Notices to Yuhan shall be addressed to:

Yuhan Corporation

74, Noryangjin-ro, Dongjak-gu

Seoul, Republic of Korea, 06927

Attention: Taejin Yoon, Head of Global Business Development

Email: tyoon@yuhan.co.kr

Facsimile: 82-2-828-0086

Yuhan Corporation

74, Noryangjin-ro, Dongjak-gu

Seoul, Republic of Korea, 06927

Attention: Ryan Ryou, Global Operations

Email: ryan@yuhan.co.kr

Facsimile: 82-2-828-0086

Either Party may change its address by giving notice to the other Party in the manner provided above.

12.4       Entire Agreement. This Agreement (including all exhibits, schedules and annexes attached hereto) and the License Agreement contain the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect hereto and thereto.

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12.5       Headings; Nouns and Pronouns; Section References. Headings in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa. References in this Agreement to a section or subsection shall be deemed to refer to a section or subsection of this Agreement unless otherwise expressly stated.

12.6       Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, the Parties shall negotiate in good faith a substitute legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as possible and as reasonably acceptable to the Parties.

12.7       Assignment. Except for an assignment by Yuhan of this Agreement or any rights hereunder to an Affiliate or Permitted Transferee (which assignment will not relieve Yuhan of any obligation hereunder), neither this Agreement nor any of the rights or obligations hereunder may be assigned by either Yuhan or the Company without (a) the prior written consent of Company in the case of any assignment by Yuhan or (b) the prior written consent of Yuhan in the case of an assignment by the Company.

12.8       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

12.9       Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such executed signature page shall create a valid and binding obligation of the Party executing it (or on whose behalf such signature page is executed) with the same force and effect as if such executed signature page were an original thereof.

12.10       Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including any creditor of any Party hereto, except that each Affiliate of Yuhan is an express third party beneficiary entitled to enforce this Agreement directly against the Company. No Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any Party hereto.

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12.11       No Strict Construction. This Agreement has been prepared jointly and will not be construed against either Party. No presumption as to construction of this Agreement shall apply against either Party with respect to any ambiguity in the wording of any provision(s) of this Agreement irrespective of which Party may be deemed to have authored the ambiguous provision(s).

12.12       Remedies. The rights, powers and remedies of the Parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such Parties may have under any other Contract or Law. No single or partial assertion or exercise of any right, power or remedy of a Party hereunder shall preclude any other or further assertion or exercise thereof. The Parties hereby acknowledge and agree that the rights of the Parties hereunder are special, unique and of extraordinary character, and that if any Party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, such refusal or failure would result in irreparable injury to the Company or Yuhan as the case may be, the exact amount of which would be difficult to ascertain or estimate and the remedies at law for which would not be reasonable or adequate compensation. Accordingly, if any Party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, then, in addition to any other remedy which may be available to any damaged Party at law or in equity, such damaged Party will be entitled to seek specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual or threatened damages, which remedy such damaged Party will be entitled to seek in any court of competent jurisdiction.

12.13       Expenses. Each Party shall pay its own fees and expenses in connection with the preparation, negotiation, execution, delivery and performance of the Transaction Agreements.

12.14       WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

12.15       Equitable Adjustments. The number of Shares issuable pursuant to this Agreement shall be adjusted equitably in the event of any stock split, dividend, corporate reorganization or similar transaction.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

Processa Pharmaceuticals, Inc.

By:
Name:	David Young
Title:	CEO

Yuhan Corporation

By:
Name:	Jung Hee Lee
Title:	CEO and President

Signature Page to Share Issuance Agreement

Appendix 1

Registration Rights

1.       Resale Registration.

1.1       At any time following the date that is 180 days after the Planned Public Offering, upon Yuhan’s written request following the issuance of the Initial Shares, the Additional Shares, or the Milestone Shares, as applicable, the Company will file a Shelf Registration Statement registering for resale the Registrable Securities under the Securities Act. The Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as practicable after filing. Until the earlier of such time as (i) all Registrable Securities included in such Shelf Registration Statement cease to be Registrable Securities or (ii) the Company is no longer eligible to maintain a Shelf Registration Statement, the Company will keep current and effective such Shelf Registration Statement and file such supplements or amendments to such Shelf Registration Statement (or file a new Shelf Registration Statement when such preceding Shelf Registration Statement expires pursuant to the rules of the SEC) as may be necessary or appropriate in order to keep such Shelf Registration Statement continuously effective and useable for the resale of Registrable Securities under the Securities Act. For avoidance of doubt, this requirement to register the shares shall not require the Company to file a registration statement for Yuhan to sell its share in an underwritten offering.

1.2       If the filing, initial effectiveness or continued use of the Shelf Registration Statement at any time would require the Company to make a public disclosure of material non-public information that the Company has a bona fide business purpose for not disclosing publicly at such time, the Company may, upon giving prompt written notice of such action to Yuhan, delay the filing or initial effectiveness of, or suspend use of, the Shelf Registration Statement (a “Suspension”); provided, however, that the Company shall not be permitted to exercise a Suspension more than once during any twelve (12) month period for a period not to exceed sixty (60) days. In the case of a Suspension, Yuhan agrees to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Shares, upon receipt of the notice referred to above. The Company shall immediately notify Yuhan in writing upon the termination of any Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to Yuhan such numbers of copies of the Prospectus as so amended or supplemented as Yuhan may reasonably request. The Company shall, if necessary, supplement or amend the Shelf Registration Statement, if required by law or as may reasonably be requested by Yuhan.

2.       Information. The Company may require Yuhan to furnish to the Company such information regarding the distribution of the Shares and such other information relating to Yuhan and its ownership of Shares as the Company may from time to time reasonably request in writing to the extent that such information is required to be included in the Shelf Registration Statement.

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3.       Expenses. All expenses incident to the registration of the Shares shall be paid by the Company, including (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or Financial Industry Regulatory Authority, (b) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (c) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any of its Subsidiaries (including the expenses of any special audit and comfort letters required by or incident to such performance), (d) Securities Act liability insurance or similar insurance if the Company so desires, (e) all fees and expenses incurred in connection with the listing of the Shares on any securities exchange or quotation of the Shares on any inter-dealer quotation system, (f) all fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, and (g) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties). For the avoidance of doubt, the Company shall not be required to register the Shares for an underwritten public offering by Yuhan and will not be responsible for any underwriting discounts and commissions and transfer Taxes, if any, attributable to the sale of the Shares.

4.       Notice. The Company shall notify Yuhan immediately upon (a) any request by the SEC or any other Federal or state Governmental Authority for amendments or supplements to a Shelf Registration Statement or for additional information that pertains to Yuhan as a selling stockholder; (b) the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any Prospectus or the initiation or threatening of any proceedings for such purposes, (c) receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (d) the Company becoming aware that the Shelf Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, in light of the circumstances under which they were made) not misleading.

5.       Indemnification.

5.1       To the extent permitted by Law, the Company will indemnify and hold harmless Yuhan, its officers, directors, agents, partners, members, stockholders and employees, as applicable, and each Person who controls Yuhan (within the meaning of the Securities Act or the Exchange Act), and the officers, directors, agents, partners, members, stockholders and employees of each such controlling Person, from and against any and all losses, claims, liabilities, damages, deficiencies, assessments, fines, judgments, fees, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively “Losses”) (joint or several), as incurred, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses (or actions in respect thereof) arise out of, relate to, or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (a) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or incorporated by reference therein, including any Prospectus contained therein or any amendments or supplements thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities Law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities Law in connection with the Shelf Registration Statement; and the Company will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or action if it is judicially determined that there was such a Yuhan Violation; provided however, that the indemnity agreement contained in this Section 5.1 will not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the Company’s consent, nor will the Company be liable in any such case for any such Loss to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by Yuhan and stated to be expressly for use in connection with the Shelf Registration Statement or an applicable Prospectus.

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5.2       To the extent permitted by Law, Yuhan will indemnify and hold harmless the Company and each of its directors and its officers against any Losses (joint or several) to which the Company or any such director, officer, controlling Person, Underwriter or other Third Party who may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses (or actions in respect thereto) arise out of or are based upon any of the following statements: (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any other document incorporated reference therein, including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto, or (b) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (collectively, a “Yuhan Violation”), in each case to the extent (and only to the extent) that such Yuhan Violation occurs in reliance upon and in conformity with written information furnished by Yuhan under an instrument duly executed by Yuhan; and Yuhan will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, Underwriter or other Third Party in connection with investigating or defending any such Loss or action if it is judicially determined that there was such a Yuhan Violation; provided, however, that the indemnity agreement contained in this Section 5.2 will not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without Yuhan’s consent; provided, further that the obligations of Yuhan hereunder shall be limited to an amount equal to the net proceeds it receives in such Registration.

5.3       Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party will have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action will relieve such indemnifying party of any liability to the indemnified party under this Section 5 to the extent, and only to the extent, prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

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5.4       If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will to the extent permitted by applicable Law contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the Violation(s) or Yuhan Violation(s), as applicable, that resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the obligations of Yuhan hereunder shall be limited to an amount equal to the net proceeds it receives in such Registration; and provided, further, that no Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.5       The obligations of the Company and Yuhan under this Section 5 will survive termination of this Agreement and the expiration or withdrawal of the Shelf Registration Statement. No indemnifying party, in the defense of any such claim or litigation, will, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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